EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Maiden Holdings, Ltd. (the “Company”) for the quarter ended September 30, 2008 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Max Caviet, President and Chief Executive Officer (Principal Executive Officer) of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(a) the Report fully complies with the requirements of section 13(a) and 15(d) of the Securities Exchange Act of 1934; and

(b) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ Art Raschbaum
Art Raschbaum

Chief Executive Officer

(Principal Executive Officer)

November 13, 2008